                                                                    EXHIBIT 99.1

                       CONSECO 2000-1 MANUFACTURED HOUSING
               ------ Corporate Bond Equivalent Yield Table ------
Lehman Brothers


                         Bond Class M-1 8.300 FIXED CPN
                         Current Balance $45,000,000.00

                      75% MHP         125% MHP              175% MHP          200% MHP              250%MHP            300% MHP
                ---------------   ---------------      ---------------    ----------------      ---------------     ---------------
PRICE           CBE Yield  Dur    CBE Yield  Dur       CBE Yield  Dur     CBE Yield   Dur       CBE Yield  Dur      CBE Yield  Dur
-----------     --------- -----   --------- -----      --------- -----    ---------  -----      --------- -----     --------- -----
     99-21+       8.484    8.24     8.491    6.98        8.498    6.07      8.501     5.79        8.506    5.32       8.511    4.94
     99-22        8.482             8.489                8.496              8.498                 8.503               8.507
     99-22+       8.481             8.487                8.493              8.496                 8.500               8.504
     99-23        8.479             8.485                8.491              8.493                 8.497               8.501
     99-23+       8.477             8.482                8.488              8.490                 8.494               8.498
     99-24        8.475    8.25     8.480    6.98        8.486    6.07      8.487     5.80        8.491    5.32       8.495    4.94
     99-24+       8.473             8.478                8.483              8.485                 8.488               8.492
     99-25        8.471             8.476                8.480              8.482                 8.485               8.488
     99-25+       8.469             8.474                8.478              8.479                 8.482               8.485
     99-26        8.467             8.471                8.475              8.477                 8.479               8.482
     99-26+       8.465    8.25     8.469    6.98        8.473    6.07      8.474     5.80        8.477    5.32       8.479    4.95
     99-27        8.463             8.467                8.470              8.471                 8.474               8.476
     99-27+       8.462             8.465                8.467              8.469                 8.471               8.473
     99-28        8.460             8.462                8.465              8.466                 8.468               8.469
     99-28+       8.458             8.460                8.462              8.463                 8.465               8.466
     99-29        8.456    8.25     8.458    6.98        8.460    6.07      8.460     5.80        8.462    5.32       8.463    4.95
     99-29+       8.454             8.456                8.457              8.458                 8.459               8.460
     99-30        8.452             8.453                8.455              8.455                 8.456               8.457
     99-30+       8.450             8.451                8.452              8.452                 8.453               8.454
     99-31        8.448             8.449                8.449              8.450                 8.450               8.451
     99-31+       8.446    8.26     8.447    6.99        8.447    6.08      8.447     5.80        8.447    5.33       8.447    4.95
    100-00        8.444             8.444                8.444              8.444                 8.444               8.444
    100-00+       8.443             8.442                8.442              8.442                 8.441               8.441
    100-01        8.441             8.440                8.439              8.439                 8.438               8.438
    100-01+       8.439             8.438                8.437              8.436                 8.435               8.435
    100-02        8.437    8.26     8.435    6.99        8.434    6.08      8.434     5.80        8.433    5.33       8.432    4.95
    100-02+       8.435             8.433                8.431              8.431                 8.430               8.428
    100-03        8.433             8.431                8.429              8.428                 8.427               8.425
    100-03+       8.431             8.429                8.426              8.425                 8.424               8.422
    100-04        8.429             8.427                8.424              8.423                 8.421               8.419
    100-04+       8.427    8.26     8.424    6.99        8.421    6.08      8.420     5.81        8.418    5.33       8.416    4.95
    100-05        8.426             8.422                8.419              8.417                 8.415               8.413
    100-05+       8.424             8.420                8.416              8.415                 8.412               8.410
    100-06        8.422             8.418                8.414              8.412                 8.409               8.406
    100-06+       8.420             8.415                8.411              8.409                 8.406               8.403


Average Life:    15.91                  11.76                   9.33                   8.64                   7.55             6.77
First Pay   :     7.31                   4.98                   4.15                   4.15                   4.15             4.15
Last  Pay   :    21.31                  16.48                  12.90                  11.56                   9.48             8.06

       1Y     2Y     3Y     5Y     10Y    30Y                          Price to Call
       6.232  6.342  6.420  6.576  6.683  6.693

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 2/ 8/00 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                       CONSECO 2000-1 MANUFACTURED HOUSING
               ------ Corporate Bond Equivalent Yield Table ------
Lehman Brothers

                         Bond Class M-1 8.300 FIXED CPN
                         Current Balance $45,000,000.00

                     75% MHP           125% MHP           175% MHP           200%MHP           250% MHP           300% MHP
             -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
PRICE        CBE Yield    Dur   CBE Yield    Dur   CBE Yield    Dur   CBE Yield    Dur   CBE Yield    Dur   CBE Yield    Dur
-----------  ---------   -----  ---------   -----  ---------   -----  ---------   -----  ---------   -----  ---------   -----
     99-21+    8.484      8.33    8.491      7.12    8.497      6.26    8.499      6.02    8.503      5.62    8.506      5.31
     99-22     8.482              8.488              8.494              8.496              8.500              8.503
     99-22+    8.480              8.486              8.492              8.494              8.497              8.500
     99-23     8.478              8.484              8.489              8.491              8.494              8.497
     99-23+    8.476              8.482              8.487              8.488              8.492              8.494
     99-24     8.474      8.34    8.480      7.12    8.484      6.26    8.486      6.02    8.489      5.62    8.491      5.31
     99-24+    8.473              8.477              8.482              8.483              8.486              8.488
     99-25     8.471              8.475              8.479              8.481              8.483              8.485
     99-25+    8.469              8.473              8.477              8.478              8.480              8.483
     99-26     8.467              8.471              8.474              8.475              8.478              8.480
     99-26+    8.465      8.34    8.469      7.12    8.472      6.27    8.473      6.03    8.475      5.62    8.477      5.31
     99-27     8.463              8.466              8.469              8.470              8.472              8.474
     99-27+    8.461              8.464              8.467              8.468              8.469              8.471
     99-28     8.459              8.462              8.464              8.465              8.467              8.468
     99-28+    8.458              8.460              8.462              8.462              8.464              8.465
     99-29     8.456      8.35    8.458      7.13    8.459      6.27    8.460      6.03    8.461      5.63    8.462      5.31
     99-29+    8.454              8.455              8.457              8.457              8.458              8.459
     99-30     8.452              8.453              8.454              8.455              8.455              8.456
     99-30+    8.450              8.451              8.452              8.452              8.453              8.453
     99-31     8.448              8.449              8.449              8.450              8.450              8.450
     99-31+    8.446      8.35    8.447      7.13    8.447      6.27    8.447      6.03    8.447      5.63    8.447      5.31
    100-00     8.444              8.444              8.444              8.444              8.444              8.444
    100-00+    8.443              8.442              8.442              8.442              8.442              8.441
    100-01     8.441              8.440              8.439              8.439              8.439              8.438
    100-01+    8.439              8.438              8.437              8.437              8.436              8.435
    100-02     8.437      8.35    8.436      7.13    8.434      6.27    8.434      6.03    8.433      5.63    8.432      5.31
    100-02+    8.435              8.433              8.432              8.431              8.430              8.430
    100-03     8.433              8.431              8.429              8.429              8.428              8.427
    100-03+    8.431              8.429              8.427              8.426              8.425              8.424
    100-04     8.430              8.427              8.424              8.424              8.422              8.421
    100-04+    8.428      8.36    8.425      7.14    8.422      6.28    8.421      6.04    8.419      5.63    8.418      5.32
    100-05     8.426              8.423              8.419              8.418              8.417              8.415
    100-05+    8.424              8.420              8.417              8.416              8.414              8.412
    100-06     8.422              8.418              8.414              8.413              8.411              8.409
    100-06+    8.420              8.416              8.412              8.411              8.408              8.406


Average Life: 16.56              12.44              10.01               9.34               8.33               7.61
First Pay   :  7.31               4.98               4.15               4.15               4.15               4.15
Last  Pay   : 27.65              22.81              19.15              17.81              15.90              14.15

       1Y     2Y     3Y     5Y     10Y    30Y                          Price to Maturity
       6.232  6.342  6.420  6.576  6.683  6.693


 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 2/ 8/00 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers
                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                   175% MHP
                 ------------------------------------------------

                                  Class M-2
                 ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------

    0  2/ 8/00    36,000,000.00
    1  4/ 1/00    36,000,000.00       491,418.12             0.00
    2  5/ 1/00    36,000,000.00       278,161.20             0.00
    3  6/ 1/00    36,000,000.00       278,161.20             0.00
    4  7/ 1/00    36,000,000.00       278,161.20             0.00
    5  8/ 1/00    36,000,000.00       278,161.20             0.00
    6  9/ 1/00    36,000,000.00       278,161.20             0.00
    7 10/ 1/00    36,000,000.00       278,161.20             0.00
    8 11/ 1/00    36,000,000.00       278,161.20             0.00
    9 12/ 1/00    36,000,000.00       278,161.20             0.00
   10  1/ 1/01    36,000,000.00       278,161.20             0.00
   11  2/ 1/01    36,000,000.00       278,161.20             0.00
   12  3/ 1/01    36,000,000.00       278,161.20             0.00
   13  4/ 1/01    36,000,000.00       278,161.20             0.00
   14  5/ 1/01    36,000,000.00       278,161.20             0.00
   15  6/ 1/01    36,000,000.00       278,161.20             0.00
   16  7/ 1/01    36,000,000.00       278,161.20             0.00
   17  8/ 1/01    36,000,000.00       278,161.20             0.00
   18  9/ 1/01    36,000,000.00       278,161.20             0.00
   19 10/ 1/01    36,000,000.00       278,161.20             0.00
   20 11/ 1/01    36,000,000.00       278,161.20             0.00
   21 12/ 1/01    36,000,000.00       278,161.20             0.00
   22  1/ 1/02    36,000,000.00       278,161.20             0.00
   23  2/ 1/02    36,000,000.00       278,161.20             0.00
   24  3/ 1/02    36,000,000.00       278,161.20             0.00
   25  4/ 1/02    36,000,000.00       278,161.20             0.00
   26  5/ 1/02    36,000,000.00       278,161.20             0.00
   27  6/ 1/02    36,000,000.00       278,161.20             0.00
   28  7/ 1/02    36,000,000.00       278,161.20             0.00
   29  8/ 1/02    36,000,000.00       278,161.20             0.00
   30  9/ 1/02    36,000,000.00       278,161.20             0.00
   31 10/ 1/02    36,000,000.00       278,161.20             0.00
   32 11/ 1/02    36,000,000.00       278,161.20             0.00
   33 12/ 1/02    36,000,000.00       278,161.20             0.00
   34  1/ 1/03    36,000,000.00       278,161.20             0.00
   35  2/ 1/03    36,000,000.00       278,161.20             0.00
   36  3/ 1/03    36,000,000.00       278,161.20             0.00
   37  4/ 1/03    36,000,000.00       278,161.20             0.00
   38  5/ 1/03    36,000,000.00       278,161.20             0.00
   39  6/ 1/03    36,000,000.00       278,161.20             0.00
   40  7/ 1/03    36,000,000.00       278,161.20             0.00
   41  8/ 1/03    36,000,000.00       278,161.20             0.00
   42  9/ 1/03    36,000,000.00       278,161.20             0.00
   43 10/ 1/03    36,000,000.00       278,161.20             0.00
   44 11/ 1/03    36,000,000.00       278,161.20             0.00
   45 12/ 1/03    36,000,000.00       278,161.20             0.00
   46  1/ 1/04    36,000,000.00       278,161.20             0.00

AVG LIFE:
                                         9.327

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers
                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                   175% MHP
                 ------------------------------------------------

                                  Class M-2
                 ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------

   47  2/ 1/04    36,000,000.00       278,161.20             0.00
   48  3/ 1/04    36,000,000.00       278,161.20             0.00
   49  4/ 1/04    35,627,065.35       278,161.20       372,934.65
   50  5/ 1/04    35,257,544.01       275,279.65       369,521.33
   51  6/ 1/04    34,891,416.69       272,424.47       366,127.32
   52  7/ 1/04    34,528,630.12       269,595.51       362,786.57
   53  8/ 1/04    34,169,153.34       266,792.37       359,476.78
   54  9/ 1/04    33,812,955.67       264,014.80       356,197.66
   55 10/ 1/04    33,460,019.20       261,262.56       352,936.48
   56 11/ 1/04    33,110,311.07       258,535.53       349,708.13
   57 12/ 1/04    32,763,791.54       255,833.44       346,519.53
   58  1/ 1/05    32,420,431.05       253,155.99       343,360.49
   59  2/ 1/05    32,080,440.04       250,502.94       339,991.01
   60  3/ 1/05    31,744,272.99       247,875.94       336,167.05
   61  4/ 1/05    31,411,171.10       245,278.47       333,101.89
   62  5/ 1/05    31,081,105.96       242,704.70       330,065.14
   63  6/ 1/05    30,754,057.00       240,154.38       327,048.95
   64  7/ 1/05    30,429,988.67       237,627.37       324,068.34
   65  8/ 1/05    30,108,873.31       235,123.39       321,115.36
   66  9/ 1/05    29,790,703.67       232,642.23       318,169.64
   67 10/ 1/05    29,475,587.04       230,183.83       315,116.63
   68 11/ 1/05    29,163,396.78       227,749.02       312,190.26
   69 12/ 1/05    28,854,078.72       225,336.82       309,318.05
   70  1/ 1/06    28,547,651.56       222,946.81       306,427.16
   71  2/ 1/06    28,245,471.38       220,579.14       302,180.18
   72  3/ 1/06    27,947,276.67       218,244.28       298,194.71
   73  4/ 1/06    27,652,965.91       215,940.22       294,310.76
   74  5/ 1/06    27,361,594.94       213,666.17       291,370.97
   75  6/ 1/06    27,072,885.11       211,414.84       288,709.83
   76  7/ 1/06    26,786,817.61       209,184.06       286,067.49
   77  8/ 1/06    26,503,362.10       206,973.70       283,455.51
   78  9/ 1/06    26,222,494.35       204,783.53       280,867.76
   79 10/ 1/06    25,944,190.35       202,613.35       278,304.00
   80 11/ 1/06    25,668,426.32       200,462.98       275,764.02
   81 12/ 1/06    25,395,178.71       198,332.23       273,247.61
   82  1/ 1/07    25,124,446.78       196,220.93       270,731.94
   83  2/ 1/07    24,856,332.61       194,129.06       268,114.17
   84  3/ 1/07    24,591,113.02       192,057.43       265,219.58
   85  4/ 1/07    24,328,313.22       190,008.15       262,799.81
   86  5/ 1/07    24,067,910.73       187,977.58       260,402.49
   87  6/ 1/07    23,809,883.32       185,965.53       258,027.41
   88  7/ 1/07    23,554,208.93       183,971.83       255,674.38
   89  8/ 1/07    23,300,865.73       181,996.31       253,343.20
   90  9/ 1/07    23,049,832.08       180,038.80       251,033.65
   91 10/ 1/07    22,801,086.54       178,099.14       248,745.55
   92 11/ 1/07    22,554,607.85       176,177.16       246,478.69
   93 12/ 1/07    22,310,374.98       174,272.69       244,232.88

AVG LIFE:
                                         9.327

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers
                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                   175% MHP
                 ------------------------------------------------

                                  Class M-2
                 ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------

   94  1/ 1/08    22,068,373.37       172,385.57       242,001.60
   95  2/ 1/08    21,828,605.74       170,515.70       239,767.64
   96  3/ 1/08    21,591,136.87       168,663.09       237,468.87
   97  4/ 1/08    21,355,840.89       166,828.24       235,295.98
   98  5/ 1/08    21,122,687.13       165,010.18       233,153.76
   99  6/ 1/08    20,891,655.69       163,208.67       231,031.44
  100  7/ 1/08    20,662,732.82       161,423.56       228,922.87
  101  8/ 1/08    20,435,892.98       159,654.74       226,839.85
  102  9/ 1/08    20,211,116.79       157,902.01       224,776.19
  103 10/ 1/08    19,988,385.07       156,165.24       222,731.72
  104 11/ 1/08    19,767,678.82       154,444.25       220,706.25
  105 12/ 1/08    19,548,979.21       152,738.92       218,699.61
  106  1/ 1/09    19,332,274.48       151,049.10       216,704.73
  107  2/ 1/09    19,119,407.72       149,374.69       212,866.76
  108  3/ 1/09    18,910,562.98       147,729.93       208,844.74
  109  4/ 1/09    18,703,630.23       146,116.25       206,932.75
  110  5/ 1/09    18,498,599.88       144,517.34       205,030.35
  111  6/ 1/09    18,295,446.16       142,933.13       203,153.72
  112  7/ 1/09    18,094,151.67       141,363.42       201,294.49
  113  8/ 1/09    17,894,699.16       139,808.08       199,452.51
  114  9/ 1/09    17,697,071.55       138,266.97       197,627.61
  115 10/ 1/09    17,501,277.21       136,739.96       195,794.34
  116 11/ 1/09    17,307,282.56       135,227.12       193,994.65
  117 12/ 1/09    17,115,066.14       133,728.18       192,216.42
  118  1/ 1/10    16,924,637.93       132,242.98       190,428.21
  119  2/ 1/10    16,707,517.89       130,771.60       217,120.04
  120  3/ 1/10    16,494,276.96       129,093.98       213,240.92
  121  4/ 1/10    16,283,002.39       127,446.33       211,274.57
  122  5/ 1/10    16,073,663.69       125,813.87       209,338.70
  123  6/ 1/10    15,866,242.90       124,196.38       207,420.78
  124  7/ 1/10    15,660,722.25       122,593.70       205,520.66
  125  8/ 1/10    15,457,084.09       121,005.70       203,638.16
  126  9/ 1/10    15,255,310.96       119,432.25       201,773.13
  127 10/ 1/10    15,055,385.56       117,873.21       199,925.40
  128 11/ 1/10    14,857,314.72       116,328.45       198,070.85
  129 12/ 1/10    14,661,067.52       114,798.01       196,247.20
  130  1/ 1/11    14,466,695.74       113,281.67       194,371.78
  131  2/ 1/11    14,274,618.36       111,779.82       192,077.38
  132  3/ 1/11    14,084,745.52       110,295.69       189,872.85
  133  4/ 1/11    13,896,921.41       108,828.60       187,824.11
  134  5/ 1/11    13,710,924.43       107,377.34       185,996.98
  135  6/ 1/11    13,526,636.15       105,940.20       184,288.28
  136  7/ 1/11    13,344,036.87       104,516.26       182,599.28
  137  8/ 1/11    13,163,110.92       103,105.37       180,925.95
  138  9/ 1/11    12,983,842.75       101,707.41       179,268.17
  139 10/ 1/11    12,806,216.99       100,322.26       177,625.77
  140 11/ 1/11    12,630,218.37        98,949.80       175,998.62

AVG LIFE:
                                         9.327

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers
                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                   175% MHP
                 ------------------------------------------------

                                  Class M-2
                 ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------

  141 12/ 1/11    12,455,831.78        97,589.91       174,386.58
  142  1/ 1/12    12,283,061.88        96,242.48       172,769.90
  143  2/ 1/12    12,111,970.69        94,907.53       171,091.19
  144  3/ 1/12    11,942,756.46        93,585.56       169,214.24
  145  4/ 1/12    11,775,092.37        92,278.10       167,664.09
  146  5/ 1/12    11,608,964.03        90,982.61       166,128.34
  147  6/ 1/12    11,444,357.17        89,698.98       164,606.86
  148  7/ 1/12    11,281,262.17        88,427.11       163,095.00
  149  8/ 1/12    11,119,660.47        87,166.93       161,601.70
  150  9/ 1/12    10,959,538.19        85,918.28       160,122.28
  151 10/ 1/12    10,800,881.58        84,681.06       158,656.60
  152 11/ 1/12    10,643,677.03        83,455.17       157,204.55
  153 12/ 1/12    10,487,911.04        82,240.50       155,766.00
  154  1/ 1/13             0.00        81,036.94    10,487,911.04
===================================================================
TOTALS:
                                   31,132,991.40    36,000,000.00

AVG LIFE:
                                     9.327

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers

                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                    Class B-1

--------------------------------------------------------------------------------

                                   125% MHP                                           175% MHP
                 ------------------------------------------------   ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------   --------------   --------------   --------------
    0  2/ 8/00    27,000,000.00                                      27,000,000.00
    1  4/ 1/00    27,000,000.00       397,500.00             0.00    27,000,000.00       397,500.00             0.00
    2  5/ 1/00    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
    3  6/ 1/00    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
    4  7/ 1/00    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
    5  8/ 1/00    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
    6  9/ 1/00    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
    7 10/ 1/00    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
    8 11/ 1/00    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
    9 12/ 1/00    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   10  1/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   11  2/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   12  3/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   13  4/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   14  5/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   15  6/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   16  7/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   17  8/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   18  9/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   19 10/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   20 11/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   21 12/ 1/01    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   22  1/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   23  2/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   24  3/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   25  4/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   26  5/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   27  6/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   28  7/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   29  8/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   30  9/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   31 10/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   32 11/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   33 12/ 1/02    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   34  1/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   35  2/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   36  3/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   37  4/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   38  5/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   39  6/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   40  7/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   41  8/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   42  9/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   43 10/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   44 11/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   45 12/ 1/03    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   46  1/ 1/04    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00

AVG LIFE:
                                         7.057                                              5.701

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers
                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                    Class B-1

--------------------------------------------------------------------------------

                                   125% MHP                                           175% MHP
                 ------------------------------------------------   ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------   --------------   --------------   --------------
   47  2/ 1/04    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   48  3/ 1/04    27,000,000.00       225,000.00             0.00    27,000,000.00       225,000.00             0.00
   49  4/ 1/04    27,000,000.00       225,000.00             0.00    26,207,513.86       225,000.00       792,486.14
   50  5/ 1/04    27,000,000.00       225,000.00             0.00    25,422,281.02       218,395.95       785,232.84
   51  6/ 1/04    27,000,000.00       225,000.00             0.00    24,644,260.48       211,852.34       778,020.55
   52  7/ 1/04    27,000,000.00       225,000.00             0.00    23,873,339.01       205,368.84       770,921.47
   53  8/ 1/04    27,000,000.00       225,000.00             0.00    23,109,450.85       198,944.49       763,888.16
   54  9/ 1/04    27,000,000.00       225,000.00             0.00    22,352,530.81       192,578.76       756,920.04
   55 10/ 1/04    27,000,000.00       225,000.00             0.00    21,602,540.80       186,271.09       749,990.01
   56 11/ 1/04    27,000,000.00       225,000.00             0.00    20,859,411.02       180,021.17       743,129.78
   57 12/ 1/04    27,000,000.00       225,000.00             0.00    20,123,057.02       173,828.43       736,354.01
   58  1/ 1/05    27,000,000.00       225,000.00             0.00    19,393,415.97       167,692.14       729,641.04
   59  2/ 1/05    26,405,814.14       225,000.00       594,185.86    18,670,935.08       161,611.80       722,480.89
   60  3/ 1/05    25,816,857.57       220,048.45       588,956.57    17,956,580.10       155,591.13       714,354.98
   61  4/ 1/05    25,231,379.61       215,140.48       585,477.96    17,248,738.59       149,638.17       707,841.51
   62  5/ 1/05    24,649,356.12       210,261.50       582,023.49    16,547,350.16       143,739.49       701,388.43
   63  6/ 1/05    24,070,781.34       205,411.30       578,574.78    15,852,371.13       137,894.58       694,979.03
   64  7/ 1/05    23,495,613.11       200,589.84       575,168.23    15,163,725.92       132,103.09       688,645.21
   65  8/ 1/05    22,923,827.73       195,796.78       571,785.38    14,481,355.78       126,364.38       682,370.14
   66  9/ 1/05    22,355,450.96       191,031.90       568,376.77    13,805,245.30       120,677.96       676,110.48
   67 10/ 1/05    21,790,790.07       186,295.42       564,660.89    13,135,622.45       115,043.71       669,622.84
   68 11/ 1/05    21,229,579.16       181,589.92       561,210.91    12,472,218.15       109,463.52       663,404.30
   69 12/ 1/05    20,671,727.85       176,913.16       557,851.31    11,814,917.29       103,935.15       657,300.86
   70  1/ 1/06    20,117,325.77       172,264.40       554,402.08    11,163,759.57        98,457.64       651,157.72
   71  2/ 1/06    19,569,783.69       167,644.38       547,542.08    10,521,626.68        93,031.33       642,132.89
   72  3/ 1/06    19,028,516.47       163,081.53       541,267.22     9,887,962.93        87,680.22       633,663.75
   73  4/ 1/06    18,493,342.68       158,570.97       535,173.78     9,262,552.56        82,399.69       625,410.38
   74  5/ 1/06    17,961,962.43       154,111.19       531,380.25     8,643,389.24        77,187.94       619,163.32
   75  6/ 1/06    17,433,723.38       149,683.02       528,239.06     8,029,880.86        72,028.24       613,508.38
   76  7/ 1/06    16,908,618.31       145,281.03       525,105.07     7,421,987.43        66,915.67       607,893.43
   77  8/ 1/06    16,386,611.00       140,905.15       522,007.30     6,819,644.47        61,849.90       602,342.96
   78  9/ 1/06    15,867,679.96       136,555.09       518,931.04     6,222,800.49        56,830.37       596,843.98
   79 10/ 1/06    15,351,803.81       132,230.67       515,876.15     5,631,404.49        51,856.67       591,396.00
   80 11/ 1/06    14,838,961.31       127,931.70       512,842.50     5,045,405.94        46,928.37       585,998.55
   81 12/ 1/06    14,329,131.34       123,658.01       509,829.97     4,464,754.76        42,045.05       580,651.17
   82  1/ 1/07    13,822,350.02       119,409.43       506,781.31     3,889,449.40        37,206.29       575,305.37
   83  2/ 1/07    13,318,914.57       115,186.25       503,435.45     3,319,706.79        32,412.08       569,742.61
   84  3/ 1/07    12,819,568.17       110,990.95       499,346.40     2,756,115.18        27,664.22       563,591.62
   85  4/ 1/07    12,323,148.24       106,829.73       496,419.93     2,197,665.58        22,967.63       558,449.59
   86  5/ 1/07    11,829,634.35       102,692.90       493,513.89     1,644,310.30        18,313.88       553,355.28
   87  6/ 1/07    11,339,006.20        98,580.29       490,628.15     1,096,002.05        13,702.59       548,308.25
   88  7/ 1/07    10,851,243.62        94,491.72       487,762.58       552,693.98         9,133.35       543,308.07
   89  8/ 1/07    10,366,326.56        90,427.03       484,917.06        14,339.68         4,605.78       538,354.29
   90  9/ 1/07     9,884,235.09        86,386.05       482,091.47             0.00           119.50        14,339.68
   91 10/ 1/07     9,404,949.40        82,368.63       479,285.69             0.00             0.00             0.00
   92 11/ 1/07     8,928,449.81        78,374.58       476,499.59             0.00             0.00             0.00
   93 12/ 1/07     8,454,716.74        74,403.75       473,733.07             0.00             0.00             0.00

AVG LIFE:
                                         7.057                                              5.701

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers

                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                    Class B-1

--------------------------------------------------------------------------------

                                   125% MHP                                           175% MHP
                 ------------------------------------------------   ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------   --------------   --------------   --------------
   94  1/ 1/08     7,983,747.24        70,455.97       470,969.50             0.00             0.00             0.00
   95  2/ 1/08     7,515,583.35        66,531.23       468,163.89             0.00             0.00             0.00
   96  3/ 1/08     7,050,430.25        62,629.86       465,153.10             0.00             0.00             0.00
   97  4/ 1/08     6,587,993.31        58,753.59       462,436.93             0.00             0.00             0.00
   98  5/ 1/08     6,128,225.97        54,899.94       459,767.34             0.00             0.00             0.00
   99  6/ 1/08     5,671,109.37        51,068.55       457,116.60             0.00             0.00             0.00
  100  7/ 1/08     5,216,640.63        47,259.24       454,468.74             0.00             0.00             0.00
  101  8/ 1/08     4,764,785.24        43,472.01       451,855.39             0.00             0.00             0.00
  102  9/ 1/08     4,315,524.68        39,706.54       449,260.56             0.00             0.00             0.00
  103 10/ 1/08     3,868,840.55        35,962.71       446,684.13             0.00             0.00             0.00
  104 11/ 1/08     3,424,714.56        32,240.34       444,125.99             0.00             0.00             0.00
  105 12/ 1/08     2,983,128.52        28,539.29       441,586.04             0.00             0.00             0.00
  106  1/ 1/09     2,544,083.23        24,859.40       439,045.29             0.00             0.00             0.00
  107  2/ 1/09     2,112,583.36        21,200.69       431,499.86             0.00             0.00             0.00
  108  3/ 1/09     1,689,184.99        17,604.86       423,398.37             0.00             0.00             0.00
  109  4/ 1/09     1,268,256.62        14,076.54       420,928.37             0.00             0.00             0.00
  110  5/ 1/09       849,803.53        10,568.81       418,453.09             0.00             0.00             0.00
  111  6/ 1/09       433,786.14         7,081.70       416,017.39             0.00             0.00             0.00
  112  7/ 1/09        20,187.48         3,614.88       413,598.66             0.00             0.00             0.00
  113  8/ 1/09             0.00           168.23        20,187.48             0.00             0.00             0.00
====================================================================================================================
TOTALS:
                                   19,053,331.58    27,000,000.00                     15,391,852.61    27,000,000.00

AVG LIFE:
                                     7.057                                              5.701

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers
                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                    Class B-1

--------------------------------------------------------------------------------

                                   250% MHP
                 ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------

    0  2/ 8/00    27,000,000.00
    1  4/ 1/00    27,000,000.00       397,500.00             0.00
    2  5/ 1/00    27,000,000.00       225,000.00             0.00
    3  6/ 1/00    27,000,000.00       225,000.00             0.00
    4  7/ 1/00    27,000,000.00       225,000.00             0.00
    5  8/ 1/00    27,000,000.00       225,000.00             0.00
    6  9/ 1/00    27,000,000.00       225,000.00             0.00
    7 10/ 1/00    27,000,000.00       225,000.00             0.00
    8 11/ 1/00    27,000,000.00       225,000.00             0.00
    9 12/ 1/00    27,000,000.00       225,000.00             0.00
   10  1/ 1/01    27,000,000.00       225,000.00             0.00
   11  2/ 1/01    27,000,000.00       225,000.00             0.00
   12  3/ 1/01    27,000,000.00       225,000.00             0.00
   13  4/ 1/01    27,000,000.00       225,000.00             0.00
   14  5/ 1/01    27,000,000.00       225,000.00             0.00
   15  6/ 1/01    27,000,000.00       225,000.00             0.00
   16  7/ 1/01    27,000,000.00       225,000.00             0.00
   17  8/ 1/01    27,000,000.00       225,000.00             0.00
   18  9/ 1/01    27,000,000.00       225,000.00             0.00
   19 10/ 1/01    27,000,000.00       225,000.00             0.00
   20 11/ 1/01    27,000,000.00       225,000.00             0.00
   21 12/ 1/01    27,000,000.00       225,000.00             0.00
   22  1/ 1/02    27,000,000.00       225,000.00             0.00
   23  2/ 1/02    27,000,000.00       225,000.00             0.00
   24  3/ 1/02    27,000,000.00       225,000.00             0.00
   25  4/ 1/02    27,000,000.00       225,000.00             0.00
   26  5/ 1/02    27,000,000.00       225,000.00             0.00
   27  6/ 1/02    27,000,000.00       225,000.00             0.00
   28  7/ 1/02    27,000,000.00       225,000.00             0.00
   29  8/ 1/02    27,000,000.00       225,000.00             0.00
   30  9/ 1/02    27,000,000.00       225,000.00             0.00
   31 10/ 1/02    27,000,000.00       225,000.00             0.00
   32 11/ 1/02    27,000,000.00       225,000.00             0.00
   33 12/ 1/02    27,000,000.00       225,000.00             0.00
   34  1/ 1/03    27,000,000.00       225,000.00             0.00
   35  2/ 1/03    27,000,000.00       225,000.00             0.00
   36  3/ 1/03    27,000,000.00       225,000.00             0.00
   37  4/ 1/03    27,000,000.00       225,000.00             0.00
   38  5/ 1/03    27,000,000.00       225,000.00             0.00
   39  6/ 1/03    27,000,000.00       225,000.00             0.00
   40  7/ 1/03    27,000,000.00       225,000.00             0.00
   41  8/ 1/03    27,000,000.00       225,000.00             0.00
   42  9/ 1/03    27,000,000.00       225,000.00             0.00
   43 10/ 1/03    27,000,000.00       225,000.00             0.00
   44 11/ 1/03    27,000,000.00       225,000.00             0.00
   45 12/ 1/03    27,000,000.00       225,000.00             0.00
   46  1/ 1/04    27,000,000.00       225,000.00             0.00

AVG LIFE:
                                         5.242

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers
                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                    Class B-1

--------------------------------------------------------------------------------

                                   250% MHP
                 ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------

   47  2/ 1/04    27,000,000.00       225,000.00             0.00
   48  3/ 1/04    27,000,000.00       225,000.00             0.00
   49  4/ 1/04    25,883,028.74       225,000.00     1,116,971.26
   50  5/ 1/04    24,781,421.38       215,691.91     1,101,607.37
   51  6/ 1/04    23,694,995.68       206,511.84     1,086,425.70
   52  7/ 1/04    22,623,500.04       197,458.30     1,071,495.64
   53  8/ 1/04    21,566,732.06       188,529.17     1,056,767.97
   54  9/ 1/04    20,524,492.11       179,722.77     1,042,239.96
   55 10/ 1/04    19,496,608.26       171,037.43     1,027,883.85
   56 11/ 1/04    18,482,880.58       162,471.74     1,013,727.67
   57 12/ 1/04    17,483,097.22       154,024.00       999,783.36
   58  1/ 1/05    16,497,069.09       145,692.48       986,028.13
   59  2/ 1/05    15,525,093.09       137,475.58       971,976.00
   60  3/ 1/05    14,567,952.54       129,375.78       957,140.55
   61  4/ 1/05    13,623,984.88       121,399.60       943,967.67
   62  5/ 1/05    12,693,011.44       113,533.21       930,973.44
   63  6/ 1/05    11,774,871.07       105,775.10       918,140.37
   64  7/ 1/05    10,869,374.53        98,123.93       905,496.54
   65  8/ 1/05     9,976,350.30        90,578.12       893,024.23
   66  9/ 1/05     9,095,667.79        83,136.25       880,682.51
   67 10/ 1/05     8,227,416.29        75,797.23       868,251.50
   68 11/ 1/05     7,371,237.66        68,561.80       856,178.63
   69 12/ 1/05     6,526,916.48        61,426.98       844,321.18
   70  1/ 1/06     5,694,376.37        54,390.97       832,540.11
   71  2/ 1/06     4,876,053.95        47,453.14       818,322.42
   72  3/ 1/06     4,071,324.36        40,633.78       804,729.59
   73  4/ 1/06     3,279,856.64        33,927.70       791,467.73
   74  5/ 1/06     2,499,769.65        27,332.14       780,086.99
   75  6/ 1/06     1,730,439.22        20,831.41       769,330.43
   76  7/ 1/06       971,730.34        14,420.33       758,708.88
   77  8/ 1/06       223,487.79         8,097.75       748,242.55
   78  9/ 1/06             0.00         1,862.40       223,487.79
   79 10/ 1/06             0.00             0.00             0.00
   80 11/ 1/06             0.00             0.00             0.00
   81 12/ 1/06             0.00             0.00             0.00
   82  1/ 1/07             0.00             0.00             0.00
   83  2/ 1/07             0.00             0.00             0.00
   84  3/ 1/07             0.00             0.00             0.00
   85  4/ 1/07             0.00             0.00             0.00
   86  5/ 1/07             0.00             0.00             0.00
   87  6/ 1/07             0.00             0.00             0.00
   88  7/ 1/07             0.00             0.00             0.00
   89  8/ 1/07             0.00             0.00             0.00
   90  9/ 1/07             0.00             0.00             0.00
   91 10/ 1/07             0.00             0.00             0.00
   92 11/ 1/07             0.00             0.00             0.00
   93 12/ 1/07             0.00             0.00             0.00

AVG LIFE:
                                         5.242

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers
                       CONSECO 2000-1 MANUFACTURED HOUSING
                               Settlement: 2/8/00

                                    Class B-1

--------------------------------------------------------------------------------

                                   250% MHP
                 ------------------------------------------------

Month     Date          Balance         Interest    Principal Pmt
-----     ----   --------------   --------------   --------------

   94  1/ 1/08             0.00             0.00             0.00
   95  2/ 1/08             0.00             0.00             0.00
   96  3/ 1/08             0.00             0.00             0.00
   97  4/ 1/08             0.00             0.00             0.00
   98  5/ 1/08             0.00             0.00             0.00
   99  6/ 1/08             0.00             0.00             0.00
  100  7/ 1/08             0.00             0.00             0.00
  101  8/ 1/08             0.00             0.00             0.00
  102  9/ 1/08             0.00             0.00             0.00
  103 10/ 1/08             0.00             0.00             0.00
  104 11/ 1/08             0.00             0.00             0.00
  105 12/ 1/08             0.00             0.00             0.00
  106  1/ 1/09             0.00             0.00             0.00
  107  2/ 1/09             0.00             0.00             0.00
  108  3/ 1/09             0.00             0.00             0.00
  109  4/ 1/09             0.00             0.00             0.00
  110  5/ 1/09             0.00             0.00             0.00
  111  6/ 1/09             0.00             0.00             0.00
  112  7/ 1/09             0.00             0.00             0.00
  113  8/ 1/09             0.00             0.00             0.00
=================================================================
TOTALS:
                                   14,152,772.83    27,000,000.00

AVG LIFE:
                                     5.242

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                       CONSECO 2000-1 MANUFACTURED HOUSING
               ------ Corporate Bond Equivalent Yield Table ------
Lehman Brothers
                         Bond Class M-1 8.300 FIXED CPN
                         Current Balance $45,000,000.00

                          175% MHP
                    -----------------
PRICE               CBE Yield     Dur
-----------         ---------   -----

     98-29            8.626      6.05
     98-30            8.621
     98-31            8.615
     99-00            8.610
     99-01            8.605
     99-02            8.600      6.05
     99-03            8.594
     99-04            8.589
     99-05            8.584
     99-06            8.579

     99-07            8.574      6.06
     99-08            8.568
     99-09            8.563
     99-10            8.558
     99-11            8.553
     99-12            8.548      6.06
     99-13            8.542
     99-14            8.537
     ----------------------
     99-15            8.532
     99-16            8.527

     99-17            8.522      6.06
     99-18            8.517
     99-19            8.511
     99-20            8.506
     99-21            8.501
     99-22            8.496      6.07
     99-23            8.491
     99-24            8.486
     99-25            8.480
     99-26            8.475

     99-27            8.470      6.07
     99-28            8.465
     99-29            8.460
     99-30            8.455
     99-31            8.449


Average Life:         9.33
First Pay   :         4.15
Last  Pay   :        12.90

       1Y     2Y     3Y     5Y     10Y    30Y                      Price to Call
       6.232  6.342  6.420  6.576  6.683  6.693



 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 2/ 8/00 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                       CONSECO 2000-1 MANUFACTURED HOUSING
               ------ Corporate Bond Equivalent Yield Table ------
Lehman Brothers
                         Bond Class M-1 8.300 FIXED CPN
                         Current Balance $45,000,000.00

                         175% MHP
                    -----------------
PRICE               CBE Yield    Dur
-----------         ---------   -----

     99-29            8.460      6.07
     99-30            8.455
     99-31            8.449
    100-00            8.444
    100-01            8.439
    100-02            8.434      6.08
    100-03            8.429
    100-04            8.424
    100-05            8.419
    100-06            8.414

    100-07            8.408      6.08
    100-08            8.403
    100-09            8.398
    100-10            8.393
    100-11            8.388
    100-12            8.383      6.09
    100-13            8.378
    100-14            8.373
    100-15            8.367
    100-16            8.362

    100-17            8.357      6.09
    100-18            8.352
    100-19            8.347
    100-20            8.342
    100-21            8.337
    100-22            8.332      6.09
    100-23            8.327
    100-24            8.322
    100-25            8.316
    100-26            8.311

    100-27            8.306      6.10
    100-28            8.301
    100-29            8.296
    100-30            8.291
    100-31            8.286


Average Life:         9.33
First Pay   :         4.15
Last  Pay   :        12.90

       1Y     2Y     3Y     5Y     10Y    30Y                      Price to Call
       6.232  6.342  6.420  6.576  6.683  6.693



 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 2/ 8/00 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                       CONSECO 2000-1 MANUFACTURED HOUSING
               ------ Corporate Bond Equivalent Yield Table ------
Lehman Brothers
                         Bond Class M-2 9.080 FIXED CPN
                         Current Balance $36,000,000.00

                         175% MHP
                    -----------------
PRICE               CBE Yield    Dur
-----------         ---------   -----

     98-31            9.430      5.83
     99-00            9.425
     99-01            9.419
     99-02            9.414
     99-03            9.409
     99-04            9.403      5.84
     99-05            9.398
     99-06            9.392
     99-07            9.387
     99-08            9.382

     99-09            9.376      5.84
     99-10            9.371
     99-11            9.365
     99-12            9.360
     99-13            9.355
     99-14            9.349      5.84
     99-15            9.344
     99-16            9.339
     99-17            9.333
     99-18            9.328

     99-19            9.322      5.85
     99-20            9.317
     99-21            9.312
     99-22            9.306
     99-23            9.301
     99-24            9.296      5.85
     99-25            9.290
     99-26            9.285
     99-27            9.280
     99-28            9.274

     99-29            9.269      5.86
     99-30            9.264
     99-31            9.258
    100-00            9.253
    100-01            9.248


Average Life:         9.33
First Pay   :         4.15
Last  Pay   :        12.90

       1Y     2Y     3Y     5Y     10Y    30Y                      Price to Call
       6.232  6.342  6.420  6.576  6.683  6.693



 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 2/ 8/00 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                       CONSECO 2000-1 MANUFACTURED HOUSING
               ------ Corporate Bond Equivalent Yield Table ------
Lehman Brothers
                         Bond Class M-2 9.080 FIXED CPN
                         Current Balance $36,000,000.00

                         175% MHP
                    -----------------
PRICE               CBE Yield    Dur
-----------         ---------   -----

     99-31            9.258      5.86
    100-00            9.253
    100-01            9.248
    100-02            9.242
    100-03            9.237
    100-04            9.232      5.86
    100-05            9.226
    100-06            9.221
    100-07            9.216
    100-08            9.210

    100-09            9.205      5.87
    100-10            9.200
    100-11            9.194
    100-12            9.189
    100-13            9.184
    100-14            9.178      5.87
    100-15            9.173
    100-16            9.168
    100-17            9.163
    100-18            9.157

    100-19            9.152      5.87
    100-20            9.147
    100-21            9.141
    100-22            9.136
    100-23            9.131
    100-24            9.126      5.88
    100-25            9.120
    100-26            9.115
    100-27            9.110
    100-28            9.104

    100-29            9.099      5.88
    100-30            9.094
    100-31            9.089
    101-00            9.083
    101-01            9.078


Average Life:         9.33
First Pay   :         4.15
Last  Pay   :        12.90

       1Y     2Y     3Y     5Y     10Y    30Y                      Price to Call
       6.232  6.342  6.420  6.576  6.683  6.693



 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 2/ 8/00 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).